SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report:  February 9, 2001

                            ENERGIZER HOLDINGS, INC.
                          ____________________________
             (Exact name of Registrant as specified in its charter)

             MISSOURI               1-15401               43-1863181
            _________________________________________________________
      (State or other               (Commission               (IRS Employer
     Jurisdiction  of               File Number)          Identification Number)
     Incorporation)

             800 CHOUTEAU AVENUE, ST. LOUIS, MISSOURI          63102
           ___________________________________________________________
     (Address of Principal Executive Offices)                    (Zip Code)

                                 (314) 982-2000
                                  ____________
              (Registrant's telephone number, including area code)


Item  5.  Other  Events

Energizer Holdings, Inc. has historically reported results of international operations on a one-month lag. As an example, prior year first quarter amounts represent results of international operations for September through November, combined with U.S. results for October through December. Beginning in fiscal 2001, Energizer has synchronized the reporting of international operations to be consistent with U.S. reporting.

The following pro forma financial information sets forth the results of operations for Energizer, and results by segment, for all fiscal 2000 quarters and fiscal year 2000. The pro forma information reflects the effects of the spinoff of Energizer from Ralston Purina Company, as described in detail in the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2000 and December 31, 2000, and the elimination of the one-month international lag.




                               PRO FORMA RESULTS OF OPERATIONS

     The following table summarizes the pro forma results of operations, reflecting the effects of the spin-off from Ralston Purina Company and the elimination of the one month lag in international reporting of results of operations as discussed above, for all fiscal 2000 quarters and fiscal year
2000.

                                                            Quarter Ended
                                        -------------------------------------------
                                        December 31,  March 31, June 30,  September  YEAR
                                            1999       2000       2000    30, 2000   2000
                                            ----       ----       ----    --------   ----
Net Sales                                     $679.3   $335.4   $400.8   $470.7   $1,886.2

Costs and Expenses
  Cost of products sold                        326.8    179.6    206.0    250.7      963.1
  Selling, general and administrative           99.7    102.8     87.1     92.5      382.1
  Advertising and promotion                     68.0     33.0     39.2     47.2      187.4
  Research and development                      12.1     14.1     11.5     12.2       49.9
  Costs related to spin-off                        -      5.5        -        -        5.5
  Loss on disposition of Spanish affiliate         -     15.7        -        -       15.7
  Interest expense                              11.5     10.8     11.0     11.1       44.4
  Other financing items, net                    (2.5)    (2.9)     1.3     (0.5)      (4.6)
                                              -------  -------  -------  -------  ---------
                                               515.6    358.6    356.1    413.2    1,643.5
                                              -------  -------  -------  -------  ---------

Earnings (loss) from continuing operations
  before income taxes                          163.7    (23.2)    44.7     57.5      242.7

Income Taxes                                   (64.2)     3.0    (20.3)   (26.1)    (107.6)
                                              -------  -------  -------  -------  ---------
Earnings (loss) from continuing operations    $ 99.5   $(20.2)  $ 24.4   $ 31.4   $  135.1
                                              =======  =======  =======  =======  =========

Earnings (loss) per share from continuing
  operations:
    Basic                                     $ 1.02  $(0.21)(b) $ 0.25   $ 0.33   $   1.41
    Diluted                                   $ 1.02  $(0.21)(b) $ 0.25   $ 0.32   $   1.40

Weighted-average shares of common stock (a):
    Basic                                       97.4   96.0       95.6     95.6       96.1
    Diluted                                     97.4   96.0       95.9     96.8       96.3



(a)     For  all  periods prior to the spin-off, shares used in the earnings per share calculation are  based  on  the  weighted-average  number  of shares of Ralston  common  stock  outstanding adjusted for the distribution of one share of Energizer  stock  for  each  three  shares  of
Ralston  stock.

(b)     Excluding  after-tax costs related to the spin-off of $3.3 or $.04 per share, and the loss on disposition of Spanish  affiliate  of  $15.7  or $.16  per share, the net loss from continuing operations would have been $(1.2) or $(.01) per share.

(c)     Excluding  after-tax costs related to the spin-off of $3.3 or $.04 per share, and the loss on disposition of Spanish  affiliate  of  $15.7 or $.16  per  share, net earnings from continuing operations would have been $154.1 or $1.61 and $1.60 per basic and diluted  share, respectively.


The following table summarizes the pro forma segment results, reflecting the effects of the spin-off from Ralston Purina Company and the elimination of the one-month lag in international reporting of results of operations as discussed above, for all fiscal 2000 quarters and fiscal year 2000.


                                                            Quarter Ended
                                        -------------------------------------------
                                      December 31,  March 31, June 30, September  YEAR
                                          1999       2000     2000     30, 2000   2000
                                          ----       ----     ----     --------   ----
North America                             $421.4   $160.5   $229.6   $310.1   $1,121.6
Asia                                       116.6     86.5     91.4     80.3      374.8
Europe                                      97.8     61.8     53.5     53.3      266.4
S&C America                                 43.5     26.6     26.3     27.0      123.4
  Customer Sales                          $679.3   $335.4   $400.8   $470.7   $1,886.2
                                         -------   ------   ------   ------   --------

North America                             $145.7   $ 24.3   $ 59.0   $ 80.2   $  309.2
Asia                                        36.2     18.5     25.5     23.8      104.0
Europe                                       8.6     (3.4)    (1.4)    (8.0)      (4.2)
S&C America                                  7.0      2.3     (0.1)     0.4        9.6
                                         -------   ------   ------   ------   --------
  Segment Profit                          $197.5   $ 41.7   $ 83.0   $ 96.4   $  418.6
Corporate                                   (6.6)   (15.7)    (8.6)   (10.2)     (41.1)
R&D                                        (12.1)   (14.1)   (11.5)   (12.2)     (49.9)
                                         -------   ------   ------   ------   --------
  OP before restructuring charges
     and amortization                      178.8     11.9     62.9     74.0      327.6

Costs related to spin-off                      -     (5.5)       -        -       (5.5)
Loss on disposition of Spanish affiliate       -    (15.7)       -        -      (15.7)
Amortization                                (6.1)    (6.0)    (5.9)    (5.9)     (23.9)
Interest & Other Financial Items            (9.0)    (7.9)   (12.3)   (10.6)     (39.8)
                                         -------   ------   ------   ------   --------
  Total earnings from contn'g ops
     before income taxes                  $163.7   $(23.2)  $ 44.7   $ 57.5   $  242.7
                                         =======   =======  ======   ======   ========

                                   SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ENERGIZER  HOLDINGS,  INC.



By:  /s/ Harry L. Strachan
     Harry  L.  Strachan
     Vice  President  and  General  Counsel

Dated:  February  9,  2001